UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 1, 2026

Sila Realty Trust, Inc.
(Sunshine Holding REIT LLC, as successor by merger to Sila Realty Trust, Inc.)
(Exact name of registrant specified in its charter)

Maryland	001-42129	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1001 Water Street
Suite 800
Tampa, Florida 33601
(Address of Principal Executive Offices, Zip Code)

(813) 287-0101
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SILA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation on July 1, 2026 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of April 19, 2026, by and among Sila Realty Trust, Inc., a Maryland corporation (the “Company”), Sunshine Ultimate Parent LLC, a Delaware limited liability company (“Parent”), and Sunshine Holding REIT LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (“Merger Sub”) (the “Merger Agreement”).

Pursuant to the Merger Agreement, on July 1, 2026, the Company merged with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger (the “Surviving Entity”). Concurrently with the closing of the Merger, the Surviving Entity changed its name to Sunshine Realty Holdings LLC.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, on July 1, 2026, at the effective time of the Merger (the “Effective Time”), each share of common stock, $0.01 par value per share, of the Company (“Company Common Stock”) issued and outstanding as of immediately prior to the Effective Time (other than shares of Company Common Stock owned by any of Parent, Merger Sub or any of their respective wholly owned subsidiaries, which were cancelled and not entitled to receive Per Share Merger Consideration (as defined below)) was cancelled, retired and automatically converted into the right to receive an amount in cash equal to $30.38 per share (the “Per Share Merger Consideration”), upon the terms and subject to the conditions set forth in the Merger Agreement.

As of immediately prior to the Effective Time, all restricted shares of Company Common Stock granted pursuant to an award under the Company Amended and Restated 2014 Restricted Share Plan (as amended and restated effective as of April 2, 2025) (the “Company Equity Incentive Plan”) (the “Company Restricted Stock”) that were issued and outstanding immediately prior to the Effective Time (whether or not then vested) have (A) automatically fully vested and all restrictions on such Company Restricted Stock have lapsed as of immediately prior to the Effective Time and (B) as of the Effective Time were cancelled, retired and automatically converted into the right to receive the Per Share Merger Consideration (subject to any applicable withholding or other taxes, or other amounts required by applicable law to be withheld).

As of immediately prior to the Effective Time, all deferred stock units with respect to a share of Company Common Stock, whether granted under a Company Equity Incentive Plan (including any dividend equivalent units credited with respect thereto) (the “Company Deferred Stock Units”), that were outstanding and unvested immediately prior to the Effective Time, have (A) vested at the greater of (1) the target number of shares of Company Common Stock subject to each such Company Deferred Stock Unit and (2) the number of shares of Company Common Stock earned based on the actual achievement of the applicable performance goals as of the Effective Time (or over the first two years of the 2024-2026 performance period with respect to Company Deferred Stock Units granted in 2024) and (B) as of the Effective Time, were cancelled and extinguished. The holder is entitled to receive (subject to any applicable withholding or other Taxes, or other amounts required by applicable law to be withheld) an amount in cash equal to the product of the Per Share Merger Consideration, multiplied by the total number of vested shares of Company Common Stock subject to such Company Deferred Stock Unit, rounded up to the nearest whole cent. Any accrued and unpaid cash dividend equivalents with respect to outstanding Company Deferred Stock Units that vest in connection with the Merger will also vest and be paid to holders of Company Deferred Stock Units.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule Standard; Transfer of Listing.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, the Company notified the New York Stock Exchange (the “NYSE”) of the consummation of the Merger and requested that the NYSE file with the Securities and Exchange Commission (“SEC”) a notification of removal from listing on Form 25 in order to delist the Company Common Stock from the NYSE and deregister the Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Surviving Entity intends to file with the SEC a certification on Form 15 to cause the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act to be suspended.

Item 3.03. Material Modification to Rights of Security Holders.

At the Effective Time, all shares of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than shares of Company Common Stock owned by any of Parent, Merger Sub or any of their respective wholly owned subsidiaries, which were cancelled and not entitled to receive Per Share Merger Consideration) were automatically cancelled and automatically converted into the right to receive Per Share Merger Consideration.

The information provided in the Introductory Note and Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8‑K is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

The information provided in the Introductory Note and Items 2.01, 3.01, 3.03, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In accordance with the terms of the Merger Agreement, at the Effective Time, each of the six directors of the Company prior to consummation of the Merger (Michael A. Seton, Jonathan Kuchin, Z. Jamie Behar, Adrienne Kirby, Verett Mims and Roger Pratt) ceased to be directors of the Company. These resignations were in connection with the Merger and not a result of any disagreements between the Company and the resigning directors on any matter relating to the Company’s operations, policies or practices.

In accordance with the terms of the Merger Agreement, as of the Effective Time, Mr. Seton and Kay C. Neely ceased to serve as principal executive officer and principal financial officer, respectively.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure under the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the Merger Agreement, as of the Effective Time of the Merger, the Company ceased to exist and the Merger Sub continued as the surviving entity.

Item 7.01. Regulation FD Disclosure.

On July 1, 2026, Parent issued a press release announcing the completion of the Merger. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 7.01 of this report, including Exhibit 99.1, shall not be incorporated by reference into any filing of the registrants, whether made before, on or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information contained in Item 7.01 of this report, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*
Agreement and Plan of Merger, dated as of April 19, 2026, by and among Sila Realty Trust, Inc., Sunshine Holding REIT LLC, and Sunshine Ultimate Parent LLC, (incorporated by reference to Exhibit 2.1 to Sila Realty Trust, Inc.’s Form 8-K filed on April 19, 2026)

99.1	Press Release, dated July 1, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Sila Realty Trust, Inc. agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNSHINE REALTY HOLDINGS LLC
(formerly Sila Realty Trust, Inc.)

By:	/s/ Michael Reiter
Name:	Michael Reiter
Title:	Chief Operating Officer

Dated: July 1, 2026